UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of the Federal Home Loan Bank of Boston (the Bank) has named M. Susan Elliott to serve as interim president and chief executive officer of the Bank effective May 1, 2009, following Michael A. Jessee’s retirement on April 30, 2009. Mr. Jessee’s retirement is described in Item 11 — Executive Compensation — Employment Status and Severance Benefits of the Bank’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 10, 2009 (the “2008 10-K”). Ms. Elliott will retain her current responsibilities as executive vice president and director of member services during this interim period. The Bank has no employment arrangement with Ms. Elliott. Neither Ms. Elliott nor any member of her immediate family has or has had any material interest in any transaction or proposed transaction with the Bank. Ms. Elliott’s base annual salary is $294,000. Other elements of her compensation, including certain retirement and deferred compensation plans, post-termination payments, benefits, and perquisites, are described in Item 11 — Executive Compensation of the 2008 10-K.

Ms. Elliott, age 54, has been executive vice president of member services of the Bank since January 1994. She previously served as senior vice president and director of marketing from August 1992 to January 1994. Ms. Elliott joined the Bank in 1981. Ms. Elliott holds a B.S. from the University of New Hampshire and an M.B.A. from Babson College.

The Bank’s board of director’s search committee continues to work to find a permanent successor to Mr. Jessee.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s e-mail to members regarding the naming of M. Susan Elliott as interim president and chief executive officer of the Bank. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

 99.1 E-mail to members, dated April 30, 2009, sent by the Bank.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: April 30, 2009	By:	/s/Earl W. Baucom

Earl W. Baucom
Senior Vice President and Chief Accounting Officer

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